ADDENDUM TO STOCK PURCHASE AGREEMENT (MPI)

This ADDENDUM TO STOCK PURCHASE AGREEMENT (MPI) (this “Addendum”) is dated as of July 17, 2007, by and among Management Properties, Inc., a Tennessee corporation (the “Company”), the undersigned stockholders of the Company (collectively, the “Sellers”), and Management Properties, Inc., a Utah corporation (the “Buyer”).

WITNESSETH:

WHEREAS, the Buyer, the Company and the Sellers made and entered into a Stock Purchase Agreement dated July 17, 2007 (the “Agreement”), pursuant to which Buyer has agreed to purchase, and Sellers have agreed to sell, all of the issued and outstanding capital stock of the Company, on the terms and conditions set forth in the Agreement; and

WHEREAS, the parties wish to amend the Agreement as set forth below.

NOW, THEREFORE, for and in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Section 2.3 of the Agreement is hereby amended by deleting from clause (a) thereof “August 31, 2007” and inserting in its place “October 4, 2007.”

2.	Section 9.7 of the Agreement is hereby amended by deleting therefrom “contemporaneously with” and inserting in its place “prior to.”

3.	Section 10.1(d) of the Agreement is hereby amended by deleting therefrom “August 31, 2007” and inserting in its place “October 4, 2007.”

4.	As amended hereby, the Agreement shall remain in full force and effect.

[Signatures are on the next page.]

IN WITNESS WHEREOF, this Addendum has been executed as of the date first above written.

BUYER: TITAN GLOBAL HOLDINGS, INC.

By: /s/ Bryan M. Chance
Name: Bryan M. Chance
Title: President and Chief Executive Officer

THE COMPANY: MANAGEMENT PROPERTIES, INC.

By: /s/Jeffrey H. Benedict
Name: Jeffrey H. Benedict
Title: Vice-President

SELLERS:

/s/ Sara G. MacLean
SARA G. MACLEAN
(by Jeffrey H. Benedict under Power of Attorney dated 7-11-07)

THE LINDA R. MACLEAN IRREVOCABLE TRUST

By: /s/ Sara G. MacLean
Sara G. MacLean, Trustee
(by Jeffrey H. Benedict under Power of Attorney dated 7-11-07)

THE JAMES R. MACLEAN REVOCABLE TRUST OF 2005

By: /s/ James R. MacLean
James R. MacLean, Trustee